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Exhibit 99.4

HALO Industries, Inc.
May 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: May 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP	Actual May	Budget May	Variance Fav/(Unfav)
CASH FLOW PROJECTIONS FOR THE WEEK ENDING
REVOLVER ROLLFORWARD
BEGINNING BALANCE	8,468	10,644	2,176
PLUS CASH DISBURSEMENTS	9,563	10,287	724
CASH RECEIPTS	10,453	12,866	(2,412)
DCP REDEMPTION	—	65	(65)
PROGRAM LIQUIDATION COLLECTIONS	—	—	—
LESS PROCEEDS FROM SALE & C/R OTHER	—	—	—

ENDING BALANCE	7,578	8,001	423

TOTAL CASH RECEIPTS	10,453	12,931	(2,477)

CASH REQUIREMENTS
PRODUCT	4,973	6,628	1,655
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	1,193	1,118	(75)
WAGES	164	186	22
SEVERANCE	—	14	14
PAYROLL TAX	61	91	30
SALES ASST.	—	—	—
SAMPLE EXPENSE	34	37	3
MARKETING EXP	—	—	—
CATALOGS	5	14	9
ADVERTISING	4	2	(3)
AUTOMOBILE	—	0	0
TRAVEL	0	1	1
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	1	0	(0)
EXHIBITS & SHOWS	0	1	1
NATIONAL MEETING EXP.	—	1	1
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	169	33	(136)
RECRUITING EXPENSE	—	0	0
TELEMARKETING	—	0	0

TOTAL SELLING	1,631	1,499	(132)

G&A EXPENSES
WAGES	603	752	149
WAGES — SEVERANCE	168	251	83
RETENTION BONUS	140	—	(140)
TEMP HELP	5	2	(3)
SALARY — OTHER	—	—	—
PAYROLL TAXES	56	77	21
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	2	—	(2)
401K EXP	—	—	—
GROUP INSURANCE	21	(13)	(35)
SELF INSURANCE CLAIMS	525	460	(65)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	16	11	(5)
M&E	4	6	1
AUTO EXP	1	2	1
RENT EXPENSE	176	179	3
RENT ADD ON EXP	32	10	(22)
UTILITIES	6	9	3
R&M & CAP EX	12	2	(10)
ALARM SERVICE	0	0	(0)
MOVING EXP	13	—	(13)
EQUIP RENTAL	3	31	28
REAL ESTATE TAXES	—	—	—

TELEPHONE	58	72	15
TELEPHONE REPAIRS	19	5	(15)
FREIGHT HOUSE	79	19	(60)
POSTAGE	1	5	4
COLLECTION EXP	0	2	2
BANK/CREDIT CARD FEES	86	87	1
OFFICE EXP	5	6	0
PRINTING/STATIONARY	1	10	9
DUES & SUBS	20	1	(19)
DATA LINES	—	14	14
COMPUTER SUPPLIES	6	2	(4)
COMPUTER SUPPORT	156	21	(135)
OFFICE SUPPLIES	17	7	(10)
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	0	0
SHIPPING SUPPLIES	13	6	(7)
PROFESSIONAL FEES	501	491	(10)
GEN LIAB & PROPERTY	155	—	(155)
PUBLIC COMPANY EXPENSES	5	—	(5)
BUS LICENSES & FEES	0	11	11
USE TAX/SALES TAX	52	0	(52)
TAX PENALTIES	—	—	—
CONTRIBUTIONS	0	1	0
INTEREST	—	83	83
MISCELLANEOUS	—	15	15
MANAGEMENT FEE/(RECEIPT)	—	(475)	(475)

TOTAL G&A	2,959	2,160	(799)

TOTAL CASH DISBURSEMENTS	9,563	10,287	724

NET CASH FLOW	891	2,644	(1,753)

HALO Industries, Inc.
May 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
May 31, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$7,690,155	$127,931,233
Less: Returns and Allowances	—	(83)
Net Revenue	$7,690,155	$127,931,150
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	5,129,943	92,472,315
Gross Profit	2,560,213	35,458,835
OPERATING EXPENSES
Advertising	(500)	123,182
Auto and Truck Expenses	1,573	44,058
Bad Debts	28,436	438,714
Contributions
Employee Benefits Programs	291,969	2,931,073
Insider Compensation*	324,765	22,559,362
Insurance	29,690	577,883
Management Fee/Bonuses	140,137	1,869,344
Office Expense	(143,162)	246,049
Pension & Profit Sharing Plans
Repairs and Maintenance	12,774	522,911
Rent and Lease Expense	172,390	5,807,912
Salaries/Commission/Fees	777,491	12,953,288
Supplies	28,958	518,693
Taxes — Payroll	60,009	992,022
Taxes — Real Estate
Taxes — Other	11,238	323,077
Travel and Entertainment	30,430	793,175
Utilities	5,534	362,122
Other (attach schedule)	627,513	11,819,799
Total Operating Expenses Before Depreciation	2,399,244	62,882,665
Depreciation/Depletion/Amortization	400,242	4,333,925
Net Profit (Loss) Before Other Income & Expenses	(239,272)	(31,757,756)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	263,561	(76,139)
Interest Expense	367,343	4,482,880
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	391,632	(27,351,015)
REORGANIZATION ITEMS
Professional Fees	491,248	7,719,595
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(231,889)
Other Reorganization Expenses (attach schedule)	—	3,977,211
Total Reorganization Expenses	491,248	11,464,917
Income Taxes	—	—
Net Profit (Loss)	$(99,616)	$(38,815,932)

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
May 31, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	4,814	27,216
Sample amortization	14,532	640,473
Marketing	10,472	10,472
Catalogs	10,275	5,186,999
Promotion and business development	51	23,786
Exhibit & show expenses	15,034	170,308
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	6,638	261,285
Recruiting expense	—	503
Telemarketing — phone	—	4,308
Other selling expenses	(1,075)	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	157,164	2,149,563
Postage and freight	598,626	1,640,329
Bank fees / credit card charges	53,824	735,711
Computer expenses	48,160	518,341
Public company expenses	42,575	476,770
Other	(2,730)	4,533,806
Allocation Exp	(330,847)	(4,563,571)

Total Other	627,513	11,819,799

HALO Industries, Inc.
May 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
May 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(1,693,002)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	23,914,942	47,810,047
Notes Receivable	—	—
Inventories	2,697,583	12,658,204
Prepaid Expenses	2,584,390	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	190,221,325	192,206,777
TOTAL CURRENT ASSETS	$217,725,238	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	229,166	3,942,889
Machinery and Equipment	15,306,251	16,998,197
Furniture, Fixtures and Office Equipment	4,543,008	9,717,576
Leasehold Improvements	2,249,674	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(13,914,642)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$8,470,136	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	230,889,540	233,583,342
TOTAL OTHER ASSETS	$230,889,540	$233,583,342
TOTAL ASSETS	457,084,913	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE(Postpetition)
Accounts Payable	8,220,899	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,548,428)	(11,489,445)
Wages Payable	3,596,604	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	27,239,278	47,213,511
TOTAL POSTPETITION LIABILITIES	$27,508,353	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$55,215,871	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings — Postpetition	(12,656,208)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(3,106,438)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$401,869,044	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	457,084,915	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
May 31, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	190,221,325	192,206,777
Other Current Assets	190,221,325	192,206,777
Other Assets
Intangible Assets	9,980,516	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	24,747	25,000
Note receivable	2,601,227	(23)
CSV — Life insurance	12,000	1,202,742
Security deposits	369,817	287,341
Other assets — miscellaneous	(3,313)	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	230,889,540	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,345,604	574,217
Accounts payable — rebates receivable	(1,216,783)	(1,314,249)
Accounts payable — manual	6,039,857	9,916,853
Customer deposit	616,035	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	(33,109)	—
Accrued expenses other	6,117,129	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	7,011,293	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	46,917	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	27,239,278	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,276,710)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	(894,108)	18,980,358
Adjustments to Owner Equity	(3,106,438)	17,654,646

HALO Industries, Inc.
May 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: May 2002

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA—Employee
FICA—Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
May 1, 2002 to May 31, 2002

DATE SUBMITTED:	9/8/2002
DATE REQUIRED:	6/13/2002
Vendor #	Payable To/ Address	Total Amount of Check
13824	Alabama Department of Revenue	$888.09
PAYTO	Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
13828	Tax Trust Acct	$108.11
PAYTO	Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$8.72
23922	Baldwin County	$32.18
PAYTO	Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13826	City of Birmingham	$19.61
PAYTO	P.O. Box 10566 Birmingham, AL 35296-0001
13840	Cullman County	$11.14
PAYTX	402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
12790	City of Decatur	$—
PAYTX	Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	City of Huntsville	$—
PAYTO	City Clerk P.O. Box 040003 Huntsville, AL. 35804
25578	Jefferson County	$—
PAYTO	Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$—
15880	Colorado Department of Revenue	$2,225.00
PAYTX	Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	City & County of Denver	$175.81
PAYTO1	Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430

13834	State Tax Commission	$2,951.91
PAYTO	PO Box 76 Boise, ID 83707
16885	Massachusetts Department of Revenue	$1,877.11
PAYTO	P.O. Box 7039 Boston, MA 02204
14260	State of Michigan	209.30
PAYTX	Dept 77802 Detroit, MI 48277-0003
1994	Minnesota Department of Revenue	$930.00
PAYTX	Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
13837	New Jersey Sales Tax	$9,650.02
PAYTO	CN-999 Trenton, NJ 08646-0999
13833	NYS Sales Tax Processing	$3,121.33
PAYTX	General Post Office PO Box 1208 New York, NY 10116-1208
14259	North Carolina Department of Revenue	$1,165.38
PAYTO1	PO Box 25000 Raleigh, NC 27640
14259	North Carolina Department of Revenue	$—
PAYTO4	Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
3568	Treasurer of State of Ohio	$12,048.05
PAYTAX	P.O. Box 16560 Columbus, OH 43266-00600
13835	South Carolina Tax Commission	$259.49
PAYTO	SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	Virginia Department of Taxation	$726.82
PAYTX	Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	State of Washington	$1,276.89
PAYTO	Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	City of Bellevue	$—
Qtrly	P.O. Box 34372
PAYTX1	Seattle, WA 98124-1372

Subtotal of checks required		37,684.96

2

EFT's	NO CHECKS ARE REQUIRED	EFT's
24/30	California Board of Equalization	$50,281.00
10614	Commissioner of Revenue Services	$628.54
PAYTX	Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030
	Florida Dept of Revenue	$—
	Georgia Dept of Revenue	$4,874.77
	Indiana Dept of Revenue	$2,221.00
Prepays	Illinois Dept of Revenue	$—
5/7/2002
Prepays	Illinois Dept of Revenue	$—
5/15/2002
Prepays	Illinois Dept of Revenue	$—
5/22/2002
Prepays	Illinois Dept of Revenue	$—
5/31/2002
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$1,859.47
	Tennessee Department of Revenue	$4,354.00
	Texas Dept of Revenue	$32,637.34
	Wisconsin Department of Revenue	$1,878.83

Subtotal of EFTS		$98,734.95

Total Sales Tax Payments		$136,419.91

	Check Disbursements By Date:
	Check Disbursements Post Marked the 15th	$13,422.73
	Check Disbursements Post Marked the 20th	$22,985.34
	Check Disbursements Post Marked the 25th	$1,276.89
	Check Disbursements Post Marked the 30th	$—
	Total Checks	$37,684.96

	EFT Disbursements By Date:
	EFT Disbursements Posted By Bank On 7th:	$—
	EFT Disbursements Posted By Bank On 8th:	$—
	EFT Disbursements Posted By Bank On 15th:	$—
	EFT Disbursements Posted By Bank On 20th:	$47,825.41
	EFT Disbursements Posted By Bank On 22th:	$—
	EFT Disbursements Posted By Bank On 24th:	$50,281.00
	EFT Disbursements Posted By Bank On 30th:	$—
	EFT Disbursements Posted By Bank On 31th:	$628.54
	Total EFT Disbursements	$98,734.95

	Total Disbursements	$136,419.91

3

QuickLinks

May 2002 Consolidated HALO DIP
May 2002 Consolidated Statement of Operations
May 2002 Consolidated Balance Sheet
May 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments